The PNC Financial Services Group, Inc. Second Quarter 2014 Earnings Conference Call July 16, 2014 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our first quarter 2014 Form 10-Q, including in the Risk
Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial
Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of total net interest income (purchase accounting accretion and the remainder, which we refer to as core net interest income), on the impact of purchase accounting accretion on net interest margin
(core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”lations.”

Solid second quarter
Demonstrated progress on strategic priorities
Strong Basel III capital position
2Q14 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.1 billion $1.85 1.31%
2Q14 Highlights
–
Grew revenue, loans and capital
–
Well-managed expenses
–
Continued overall credit quality improvement
–
Fee income grew 8% linked quarter
(1)
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio increased to 10.0%
(2)
–
Capital actions
Increased quarterly common stock dividend by 9% to $0.48 for 2Q14
Repurchased 2.6 million common shares in 2Q14

(1) See Reconcilement section of the Appendix. (2) Estimated as of June 30, 2014. We previously referred to the Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 2Q14, the resulting fully phased-in Basel III common equity Tier 1 capital ratio was calculated based on the standardized approach RWAs. See Estimated Transitional
Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details.

Continued Loan Growth and Capital Improvement
Investment securities declined by
$2.0 billion due to net payments
and maturities exceeding
reinvestment activity
Loans increased $2.7 billion
Deposits grew $.2 billion
Highlights
% change from:
Category (billions)
June 30,
2014
Mar. 31,
2014
June 30,
2013
Investment securities $56.6 (3.5%) (1.5%)
Total commercial lending $124.1 2.7% 9.5%
Total consumer lending 76.9 (0.7%) 0.5%
Total loans $201.0 1.4% 5.9%
Total assets $327.1 1.1% 7.5%
Transaction deposits $188.5 0.2% 7.4%
Total deposits $222.6 0.1% 4.8%
Total shareholders’ equity $44.2 2.0% 9.9%
Capital ratios:
(1,5)
June 30,
2014
Mar. 31,
2014
June 30,
2013
Transitional Basel III common equity
Tier 1
(2,3)
11.0% 10.8% N/A
Pro forma Fully Phased-In Basel III
common equity Tier 1
(3,4)
10.0% 9.7% 8.2%
Tangible book value per common
share (TBV)
(5)
$58.22 $56.33 $50.65
Book value per common share
$75.62 $73.73 $68.32
Balances at period-end
Linked quarter:
Prior Year Quarter:
Total loans grew 6%
Deposits increased 5%
TBV grew 15%
(5)
– Commercial increased $3.3 billion
primarily in corporate banking
and real estate
– Consumer decreased $.6 billion
due to lower home equity,
residential mortgage and
education loans
(1) June 30, 2014 ratios estimated. (2) Calculated using the regulatory capital methodology applicable to PNC during 2014. See Note A in the Appendix for further details.
(3) We previously referred to Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. (4) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For both 2Q14 and 1Q14, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on the standardized approach RWAs. Advanced approaches RWAs were utilized for 2Q13. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity
Tier 1 Capital Ratios and related information in the Appendix for further details. (5) See Appendix for additional information related to capital ratios and TBV.

Stable Profitability and Strong Returns
Highlights
Revenue increased 1% driven by
higher noninterest income growth of
6% partially offset by lower NII of
3%
Noninterest expense increase of 3%
partially attributable to seasonally
higher expenses offset by continued
disciplined expense management
Credit costs declined as overall
credit quality continued to improve
Returns remained strong
(1) Prior period amounts have been updated to reflect first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits. (2),(3),(4) See Notes B, C and D, respectively, in the Appendix for additional details. (5) See Reconcilement section of the
Appendix.
Prior Year Quarter:
Noninterest income impacted by
lower gains on asset sales and
valuations compared to 2Q13
Linked quarter:
$ change from:
(millions)
2Q14 1Q14 2Q13
Net interest income $2,129 ($66) ($129)
Noninterest income
1,681 99 (125)
Total revenue
$3,810 $33 ($254)
Noninterest expense
(1)
$2,328 $64 ($77)
Pretax pre-provision
earnings
(2,5)
$1,482 ($31) ($177)
Provision
72 (22) (85)
Pretax earnings
(3)
1,410 (9) (92)
Net income
$1,052 ($8) ($63)
Net income attributable to
diluted common shares
$995 $12 ($54)
2Q14 1Q14 2Q13
Returns
ROAA
(4)
1.31% 1.35% 1.48%
ROACE
(4)
10.12% 10.36% 11.71%

Average interest-earning assets and
loans grew 1%
NII declined 3%
NIM declined largely due to lower
loan yields, the impact of the
commercial facility fees classification
change
(2)
and actions taken to
improve liquidity
Net Interest Income and NIM Declined
Total NII $2,129 ($66) ($129)
Less total purchase
accounting accretion (PAA)
147 (16) (57)
Core NII
(1)
$1,982 ($50) ($72)
(millions)
2Q14
Excluding impact of reclassifying
certain commercial facility
fees in 2Q14
(2)
$31
2Q14 Core NII before
classification change
$2,013
2Q14 1Q14 2Q13
Margins
Net interest margin (NIM)
3.12% 3.26% 3.58%
Core NIM
(3)
2.92% 3.02% 3.26%
Highlights
Linked quarter:
Prior year quarter:
$ change from:
(billions)
2Q14 1Q14 2Q13
Average interest-earning assets $278.4 $2.6 $22.3
(millions)
– Core NII declined $19 million,
excluding impact of commercial
facility fees classification
change
(2)
in 2Q14
– Core NII impacted by lower loan
yields and securities balances
partially offset by commercial loan
growth
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See also Note E in the Appendix. (2) Change in classification to noninterest income beginning 2Q14 of certain commercial facility fees reported in net interest income in prior periods, equal to $31 million in 2Q14. (3) Core NIM is net interest margin (NIM) less (annualized PAA/average interest-earning assets). See Reconcilement in Appendix.
Core NII
(1)
impacted by lower asset
yields, the commercial facility fees
classification change
(2)
and higher
borrowed funds

Noninterest income growth of 6%
was primarily driven by strong fee
income growth of 8%
(2)
across our
diversified businesses
Fee income increased 6%
(2)
driven
primarily by growth in residential
mortgage, asset management and
deposit service charges as well as
the classification change
(3)
Other income declined primarily due
to lower revenue related to
valuations and asset sales
Strong Fee Income Growth
Highlights
(1) Asset management includes the Asset Management Group (AMG) and BlackRock. (2) See Reconcilement section of the Appendix.
(3) Change in classification to noninterest income beginning 2Q14 of certain commercial facility fees reported in net interest income in prior periods, equal to $31 million in 2Q14, reflected in corporate service fees.
Linked quarter:
Prior Year Quarter:
$ change from:
(millions)
2Q14 1Q14 2Q13
Asset management
(1)
$362 ($2) $22
Consumer services
323 33 9
Corporate services
343 42 17
Residential mortgage
182 21 15
Deposit service charges
156 9 9
Fee income
$1,366 $103 $72
Net gains on sales of securities
less net OTTI
(7) (15) (64)
Gain on VISA sales
54 (8) (29)
Other
268 19 (104)
Total noninterest income
$1,681 $99 ($125)
2Q14 1Q14 2Q13
Noninterest income to total
revenue
44% 42% 44%
Fee income increased in part from the
commercial facility fees  classification
change
(3)

Disciplined Expense Management While Investing for
Growth
Continued progress on CIP
(2)
savings initiatives driven by
ongoing expense management
Noninterest expense increase of 3%
reflected seasonally higher
expenses
Highlights
Linked quarter:
Prior Year Quarter:
Noninterest expense decline of 3%
reflected well-managed expenses
$ change from:
(millions)
2Q14 1Q14 2Q13
Personnel $1,172 $92 ($14)
Occupancy
199 (19) (7)
Equipment
204 3 15
Marketing
68 16 1
Other
685 (28) (72)
Total noninterest expense
$2,328 $64 ($77)
2Q14 1Q14 2Q13
Efficiency ratio
(1,3)
61% 60% 59%
– Higher personnel expense driven
by increased salaries and
incentive compensation costs
associated with seasonally higher
business activity
– Higher marketing costs
(1) See Note F in the Appendix. (2) CIP refers to PNC’s Continuous Improvement Program. (3) As required on adoption of Accounting
Standards Update 2014-01, 2013 periods have been updated for adoption of ASU 2014-01. This includes a reduction in noninterest expense for 2013 periods. The efficiency ratio for the 2013 period listed above has been updated to reflect the adoption of this ASU.

2Q14 1Q14 2Q13 1Q14 2Q13
Nonperforming
loans
(1,2)
$2,801 $2,947 $3,321 (5%) (16%)
Total Past Due
(1,3)
$2,098 $2,226 $2,797 (6%) (25%)
Net charge-offs
(5)
$145 $186 $208 (22%) (30%)
Provision $72 $94 $157 (23%) (54%)
2Q14 1Q14 2Q13
Loan loss reserves
to total loans
(4)
1.72% 1.78% 1.99%
Overall Credit Quality Continued to Improve
Highlights
(millions)
Continued credit quality
improvement
% change from:
Linked quarter:
Maintained appropriate
reserves
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale. (2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.5 billion in 2Q14. (4) See Note G in the Appendix for additional details. (5) For the quarter and annualized.
–
Overall delinquencies
declined 6%
–
Net charge-offs (5)
declined and were .29%
of average loans
(annualized)
–
Provision for credit
losses declined

Outlook
(1)
– 3Q14 vs. 2Q14

Balance sheet
Income
statement
Loans
Net interest income
Fee income
(2)
Noninterest expense
Loan loss provision
Modest growth
Down modestly
Stable
Up low single digits
$75-$125 million
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. (2) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting
PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform
Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,”
“outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
Changes in interest rates and valuations in debt, equity and other financial markets.
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
Slowing or reversal of the current U.S. economic expansion.
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.0 percent in the second half of 2014 and that short-term interest rates will remain very low and bond yields will rise only slowly in the latter half of 2014. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.
In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:

Cautionary Statement Regarding Forward-Looking
Information (continued)
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our first quarter 2014 Form 10-Q, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To
Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix

Notes
Appendix
Explanatory Notes
(G) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(E) PNC believes that core net interest income, a non-GAAP measure, is useful in evaluating components of net interest income.
(A) Transitional Basel III common equity Tier 1 capital ratio is common equity Tier 1 capital (using the definitions of, and deductions from, capital under Basel III, as such definitions and deductions are phased-in for 2014) divided by period-end Basel I risk-
weighted assets with 2014 transition adjustments as defined by the Basel III rules.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-In
Basel III Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios during 2014 are based on the definitions of, and deductions from, capital under Basel
III (as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these
Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s estimated Transitional Basel III common equity Tier 1 ratio and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the Basel III Tier 1 common ratio. In addition, on the next slide we provide information regarding PNC’s Basel I Tier 1 common capital ratio, which  was applicable to PNC through 2013 under the U.S. regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules adopted by the U.S. banking agencies differs materially from Basel I Tier 1 common capital. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed
10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital.
Also, Basel I regulatory capital excludes accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital.

Estimated Transitional Basel III and Pro forma Fully Phased-In
Basel III Common Equity Tier 1 Capital Ratios
Appedix

Transitional Basel III
Pro forma Fully Phased-In Basel III
Dollars in millions
June 30, 2014 March 31, 2014 June 30, 2014 March 31, 2014 June 30, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock
$39,380 $38,722 $39,380 $38,722 $36,302
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,923) (8,932) (9,262) (9,291) (9,381)
Basel III total threshold deductions (216) (214) (1,075) (1,186) (2,224)
Accumulated other comprehensive income (b) 115 82 576 410 (241)
All other adjustments (c) (5) (16) (74) (106) (536)
Estimated Common equity Tier 1 capital 30,351 29,642 29,545 28,549 23,920
Estimated Basel I risk-weighted assets calculated in accordance with transition rules for 2014 (d)
275,785 $             273,826 $         N/A N/A N/A
Estimated Basel III standardized approach risk-weighted assets (e) N/A N/A 295,631 293,310 N/A
Estimated Basel III advanced approaches risk-weighted assets (f) N/A N/A 290,118 289,441 290,838
Estimated Basel III Common equity Tier 1 capital ratio
11.0% 10.8% 10.0% 9.7% 8.2%
Risk-weight and associated rules utilized
Basel I (with 2014
transition
adjustments)
Basel I (with
2014 transition
adjustments)
Standardized Standardized Advanced
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches are utilized.
(d) Includes credit and market risk-weighted assets.
(e) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(f) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approach rules, and include credit, market and operational risk-weighted assets.
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013 Jun. 30, 2013
Basel I Tier 1 common capital
$28,484 $26,668
Basel I risk-weighted assets 272,169 264,750
Basel I Tier 1 common capital ratio 10.5% 10.1%
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress testing purposes). Our
2013 Form 10-K included additional information regarding our Basel I capital ratios.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-
weighted assets.
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.

Tangible Book Value per Common Share
Appendix
%Change
Tangible Book Value per Common Share Ratio
6/30/14 vs.
3/31/14
6/30/14 vs.
6/30/13
Dollars in millions, except per share data June 30, 2014 Mar. 31, 2014 June 30, 2013
Book value per common share (a) 75.62 $                  73.73 $                68.32 $                  3% 11%
Tangible book value per common share
Common shareholders' equity (a) 40,261 $                39,378 $              36,271 $
Goodwill and Other Intangible Assets (b) (9,590)                    (9,621)                 (9,727)
Deferred tax liabilities on Goodwill and Other Intangible Assets (b) 327                        331                      346
Tangible common shareholders' equity 30,998 $                30,088 $              26,890 $
Period-end common shares outstanding (in millions) 532                        534                      531
Tangible book value per common share (Non-GAAP)
58.22 $                  56.33 $                50.65 $
3% 15%
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’
equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Amounts for the 2013 period have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update
(ASU) 2014-01 related to investments in low income housing tax credits.
(b) Excludes the impact from mortgage servicing rights of $1.5 billion at June 30, 2014, $1.6 billion at March 31, 2014 and $1.5 billion at June 30, 2013.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
June 30, 2014 March 31, 2014 % change June 30, 2013 % change
Asset management $362 $364 -1% $340 6%
Consumer services $323 $290 11% $314 3%
Corporate services $343 $301 14% $326 5%
Residential mortgage $182 $161 13% $167 9%
Deposit service charges $156 $147 6% $147 6%
Total fee income, as reported $1,366 $1,263 8% $1,294 6%
For the three months ended
$ in millions
June 30, 2014 March 31, 2014 % change June 30, 2013 % change
   Net interest income $2,129 $2,195 -3% $2,258 -6%
   Noninterest income $1,681 $1,582 6% $1,806 -7%
Total revenue $3,810 $3,777 1% $4,064 -6%
Noninterest expense ($2,328) ($2,264) 3% ($2,405) -3%
Pretax pre-provision earnings (1) $1,482 $1,513 -2% $1,659 -11%
Net income $1,052 $1,060 -1% $1,115 -6%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions June 30, 2014 Mar. 31, 2014 June 30, 2013
Net interest margin, as reported 3.12% 3.26% 3.58%
Purchase accounting accretion (1) $147 $163 $204
Purchase accounting accretion, if annualized $596 $647 $827
Avg. interest earning assets $278,369 $275,778 $256,102
Annualized purchase accounting accretion/Avg. interest-earning assets 0.20% 0.24% 0.32%
Core net interest margin (2) 2.92% 3.02% 3.26%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.